Exhibit 10.15

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment No. 1”) is dated as of July __, 2026, between Roze AI Inc. a company incorporated under the laws of British Columbia, Canada (the “Company”), and the purchaser identified on the signature pages hereto (the “Amendment Participating Purchaser”). Terms not defined herein shall have the same meaning as defined in the SPA, as that term is defined below.

WHEREAS, on September 29, 2025, the Company, the Amendment Participating Purchaser and other Purchasers identified therein executed a Securities Purchase Agreement (the “SPA”) with respect to the sale by the Company and the purchase by the Purchasers, of up to an aggregate Subscription Amount of $7,000,000 of Class C Preferred Shares.

WHEREAS, the sale and purchase of the Class C Preferred Shares was subject to the terms set forth in the Articles Amendment;

WHEREAS, the parties hereto have agreed that certain of the terms and conditions set forth in the Articles Amendment are to be changed to reflect comments received by the Company from Nasdaq; and

WHEREAS, the parties hereto have determined to increase the Subscription Amount of the Amendment Participating Purchaser to $9,000,000.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Amendment Participating Purchaser hereby agree as follows:

1.1 Articles Amendment. The term Articles Amendment as defined in the SPA shall mean for all purposes of the SPA, as between the Company and the Amendment Participating Purchaser, that amendment to the Company’s Articles substantially in the form of Exhibit A to this Amendment No. 1.

1.2 Subscription Amount. The Subscription Amount of the Amendment Participating Purchaser will be $9,000,000 and the number of Class C Preferred Shares purchased by the Amendment Participating Purchaser will be 1,125,000, as set forth on the signature pages hereto.

1.3 No Other Effect. No other term or provision of the SPA, as between the Company and the Amendment Participating Purchaser, is otherwise affected by this Amendment No. 1 and all of such other terms and provisions thereof remain in full force and effect.

1.4 Miscellaneous. This Amendment No.1, together with Exhibit A hereto, contains the entire understanding of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits, and schedules. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. All questions concerning the construction, validity, enforcement, and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. This Agreement may be executed in two or more counterparts, all of which, when taken together, shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized signatories as of the date first indicated above.

ROZE AI INC.	Address for Notice:

By:	E-Mail
Name:
Title:

With a copy to (which shall not constitute notice):
rcarmel@srfc.law

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory: _________________________________________

Address for Notice to Purchaser:

Subscription Amount: $9,000,000

Class C Preferred Shares: 1,125,000 (represents Subscription Amount divided by Per Share Purchase Price)

EIN Number: ____________________

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the second (2nd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

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